Exhibit 99.1

MANITEX INTERNATIONAL, INC.(NASDAQ: MNTX)Corporate Presentation May 2018

FORWARD-LOOKING STATEMENT& NON-GAAP MEASURESSafe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “webelieve,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimatesand expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company’s future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company’s filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Althoughwe believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’sQ4 2017 earnings release on the Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures.NASDAQ : MNTX 2

Why We are Here Today-Investment Considerations



- IMPROVING OUTLOOK in 2018 as market continues to strengthen:
  - 2018 first quarter sales of $56.7 million and backlog as of 3/31/18 of $88 million an increase of 42.8% from 12/31/2017
  - Production is expected to steadily increase along with revenues, margins, and EBITDA throughout 2018
  - Guidance for revenues of $60M-$65 million for second quarter and EBITDA margin to end year at 10%
- DELEVERAGING strategy includes divestitures and portfolio adjustments
- Steady increase in MARKET SHARE in straight-mast cranes last 5 years; potential to take market share for knuckle boom cranes via PM
  - Q1'18 straight-mast industry orders of 437 units shows continued growth (vs 406 Q4'17)
  - Manitex gained 3 percentage points of market share in 2017 versus 2016 and 15 percentage points in 2017 versus 2012; Manitex market share continues to climb thus far in 2018
  - PM has less than 3% market share in North America, a market that is 20x the size of the North American straight-mast market

Last cyclical peak for PM and Manitex was OVER $350M in net sales and approximately $45 million in EBITDA; potential EARNINGS POWER now exceeds prior peak level; **product mix has changed the margin profile away from low-margin materials handling businesses to primarily crane businesses**

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Recent Headlines- New Orders, Dealer Additions, New Products



- March 19, 2018, Manitex International, Inc. Announces the Appointment of Versalift East LLC. as a Distributor of Manitex Knuckle Boom and Aerial Lift products
- January 18, 2018, Manitex International Announces $6.3 Million Order to Cropac for 42 Straight Mast Cranes
- December 5, 2017, Manitex International Welcomes Cobalt Truck Equipment the PM Knuckle Boom Dealer Network
- November 17, 2017, Manitex International Welcomes Fallsway Equipment Company as PM Knuckle Boom and Trolley Boom Unloader dealer
- October 30, 2017, Manitex International Welcomes Tampa Crane & Body as Knuckle Boom Distributor, FL
- October 18, 2017, Manitex International, Inc. Expands North American Product Line with A62, trolley boom loader, and other new products ($20M in incremental 2018 sales potential)
- October 4, 2017, Manitex International, Inc. Announces $12 Million New Crane Order Taken at ICUEE
- October 2, 2017, Manitex International Welcomes Western Pacific Crane & Equipment to PM Knuckle boom Dealer Network

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MANITEX INTERNATIONAL: OVERVIEWManitex International is a leading provider of straight-mast and knuckle boom cranes and other specialized equipment for niche industrial applications; Manitex has its assembly facilities located in North America and Europe and products are sold through independent dealers, worldwide. NASDAQ : MNTX 5

Our Primary Products-Straight-mast and Knuckle Boom CranesNASDAQ : MNTX 6

Knuckle Booms vs. Straight-mast Cranes

Knuckle booms—PM Cranes

- End-Markets: Construction, logistics, utility, energy, military, rail
- Lifting Capacity: 1 – 80 US tons (1-250 T-M)
- Estimated 2017 Unit Volume (market): 50,000
- Features: Material carrying capability, ease of use, broad market usage

Straight Mast—Manitex Cranes

- End Markets: Construction, utility, energy, rental, mining, advertising, railroad
- Lifting Capacity: 17 – 70 US tons
- Estimated 2017 Unit Volume (market): 2,000
- Features: High lifting range, diverse end-market applications

2017 Estimated Sales By End-Market-FIRMWIDE




10
30
35
20
20
5
5
Energy
Construct -Res
Consruct-Non Res
Infra/Govt
Utility
Railroad
Other


Manitex
TC500

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Sales Increase and Margin Expansion in 2018 and Beyond



Sales:

- Crane backlog growth should add gradually to Manitex International sales into 2018
- Peak level for remaining businesses* was > $350M (and EBITDA of approx. $45M)

* Remaining businesses = Manitex, C&M, Badger, Sabre, Valla, PM and O&S

Margin Profile Improves in 2018 from non-crane divestitures with <4% EBITDA margin:

- Sales reduction $90M
- EBITDA reduction $4M

Over $15 million in cost reductions achieved through sourcing and operating efficiency initiatives 2015-2017; additional efficiencies planned for 2018

10%-Plus EBITDA margin goal with continued crane market recovery and execution

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LIFTING EQUIPMENT MARKET OVERVIEW – STRAIGHT MASTStraight Mast Industry Shipments ManitexMarket Share by Tonnage Class,000 50 40 ,500 30 ,000 20 500 10 00 2012 2013 2014 2015 2016 2017 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 201817—22.9 23—29.9 30—35.9 36—40.9 41+ Industry orders strengthened in 4Q’17 and early-2018 Approximate 15 ppt market share gain over past 5 years due to used equipment market normalization and while more broadly diversifying tonnage penetration; strength in the construction, utility, and energy Manitex market share increasing in 2018 sectors. Manitex industry forecast for 2018 is 1600 Important new products within the past 24 months in th units vs. 956 in 2017 20, 22, 30, and 40 ton classes Order activity in 2017 54% for cranes over 30 tons Increased penetration of 40, 45 and 50 ton cranes with and 45% for cranes less than 30 tons aerial work platforms for utility, telecom and wind Boom truck cranes less expensive than R/T and A/T construction/maintenance cranesManitexStraight Mast Peak Sales was $130M in 2014NASDAQ : MNTX 9

THE KNUCKLE BOOM MARKET
$2.3 Billion Globally
(Management Estimates)



Knuckle boom Market Worldwide Sales (US$, millions)


$100
$1,400
$200
$400
North
America
Western Europe
Eastern Europe
North America
South America
Rest of World

PM Group TTM Revenues (US$, millions)


$2
$24
$13
North
America
$15
$20

North American Knuckle Boom market is growing

- Large Market of $2.3 BN far exceeds the size of the straight-mast boom truck market (global)
- PM has a geographically diverse customer base
- Opportunity to increase PM Group's No. American market presence through Manitex's distribution network

Principal Industry Participants

PALFINGER HIAB FASSI PM

PM Peak sales of $150 Million in 2008

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REPLACEMENTS PARTS&SERVICEConsistent recurring revenue stream throughout the cycle Typically generates 10%-20% of net sales in a quarter/year Typically carry 2x gross margin of core equipment businessSpares relate to swing drives, rotating components, & booms among others, many of which are proprietary Serve additional brands Service team for crane equipment Automated proprietary system implemented in principal operationsNASDAQ : MNTX 11

OPERATING COMPANIES
Products, End Market, Drivers



Manitex	▪ Straight-mast boomtrucks and cranes ▪ Sign cranes ▪ Parts	▪ Power transmission ▪ Industrial projects ▪ Infrastructure development	▪ Strong end market demand for specialized, competitively differentiated products for oil, gas, and energy sectors ▪ Product development
PM OIL & STEEL AERIAL PLATFORMS	▪ Knuckle boom cranes ▪ Truck-mounted Aerial Platforms	▪ Construction ▪ Infrastructure ▪ Utilities	▪ Growing acceptance of knucklebooms in North American markets ▪ Oil and gas exploration creating demand ▪ Product development
MANITEX SABRE	▪ Specialized equipment for liquid storage & containment ▪ 8,000-21,000 gallon capacities	▪ Energy ▪ Petrochemical ▪ Waste management	▪ Reputation for quality & innovation ▪ Serves a market of over $1B annually
Valla MANITEX	▪ Precision pick & carry cranes	▪ Automotive ▪ Chemical / petrochemical ▪ Infrastructure development ▪ Aerospace ▪ Construction	▪ Strong end market demand for specialized, competitively differentiated products ▪ Environmental (electric) or hazardous (spark free) developments ▪ Product development
BADGER EQUIPMENT COMPANY	▪ Rough terrain cranes ▪ Specialized construction equipment ▪ Parts	▪ Railroad ▪ Construction ▪ Refineries ▪ Municipality	▪ Equipment replacement cycle in small tonnage flexible cranes for refinery market ▪ More efficient product offering across end markets

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EXPERIENCED MANAGEMENT TEAM



David Langevin, *Chairman & CEO*
20+ years principally with Terex

Steve Kiefer, *President & COO*
25+ years principally with Eaton Corp. and Hendrickson International

Sherman Jung, Vice President of Financial Reporting
20+ years in financial operations and SEC Reporting

Scott Rolston, *SVP Strategic Planning*
30+ years principally with Manitex and Manitowoc

Jim Peterson, Executive Vice President, Operations
35+ years in manufacturing operations

Luigi Fucili, CEO PM Group
10+ years principally with PM Group

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MANITEX INTERNATIONAL, INC.FINANCIAL OVERVIEWMay 2018

FINANCIAL SUMMARY SNAPSHOTKey Statistics CapitalizationStock Price (4/30/18) $10.29 /share Basic Shares (12/31/17) 16.6 MDiluted Shares (12/31/17) 16.6 M Market Cap (4/30/18) $170.8 MTotal NET Debt (12/31/17) $ 89.9 M Total Ent. Value (4/30/18)** $260.7 MTicker / Exchange MNTX/NasdaqCM$000, except % as adjusted 2017 2013* 2012* Revenues $213,112 $245,072 $205,249Gross Margin (%) 17.3% 19.0% 19.7% Adjusted EBITDA $13,765 $21,483 $17,957 Adj. EBITDA Margin (%) 6.5% 8.8% 8.7% Adjusted Net income $3,278 $10,178 $8,077 Backlog $62,192 $77,281 $130,352*Reported results, prior to ASV and PM transactionsNASDAQ : MNTX 15

INCOME STATEMENT SUMMARYQuarter Ended March 31,($000) 2018 2017 Net Sales $56,675 $40,119 Cost of goods sold 45,575 32,727 Gross Profit 11,100 7,392Gross Margin 19.5% 18.4%Research and Development 652 687 Selling, General and Administrative expense 9,986 8,941 Operating income (loss) 462 (2,236) Other expense (income) Interest expense (1,553) (1,208) Other income (expense) (473) 190 Total other expense (1,839) (1,018)Net Income (loss) continuing op’s (1,485) (3,174) attributable to shareholders Adjusted Net Income* 788 (2,323) Adjusted EBITDA* 3,697 306Adjusted EBITDA* % of sales 6.5% 0.8%*Non-GAAP Reconciliations in PR dated May 9, 2018, and as filed with SECNASDAQ : MNTX 16

BALANCE SHEET SUMMARY(in thousands $) March 31, 2018 December 31, 2017Current Assets 130,361 110,322 Property Plant & Equipment 21,898 22,038 Goodwill and other Intangible Assets 75,206 74,583 Other Long Term Assets 3,312 18,245 Long Term Discontinued Total Assets 230,777 $                225,188Current Liabilities 84,955 79,428 Long term Debt 67,312 66,377 Other Long term liabilities 8,438 8,568 Total Liabilities 160,705 154,343 Stockholders’ equity-Manitex International 70,072 70,845 Liabilities and stockholders’ equity 230,777 $                225,188NASDAQ : MNTX 17

MANITEX INTERNATIONAL, INC.

(NASDAQ: MNTX)

May 2018


Manitex

David Langevin,CEO
708-237-2060
dlangevin@manitex.com

Peter Seltzberg, IR
Darrow Associates, Inc.
516-419-9915
pseltzberg@darrowir.com